                                                                   EXHIBIT 10.26

                                    [* * *] -- TEXT OMITTED AND FILED SEPARATELY
                                          CONFIDENTIAL TREATMENT REQUESTED UNDER
                           17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 240.24b-2


                              SETTLEMENT AGREEMENT

        This Settlement Agreement and Mutual Release (hereinafter "Settlement Agreement") is entered into effective as of June 8, 2000 by and between MP3.COM, INC. ("MP3" herein) on the one hand, and BMG Entertainment ("Company") on the other hand, both of which are sometimes collectively referred to as the "Parties" and is made with reference to the following:

1.      RECITALS:

        a) Company, through its related entities BMG Music d/b/a The RCA Records Label and Arista Records, Inc., is a Plaintiff and MP3 is the defendant in the following litigation (the "Litigation"):
                UMG RECORDINGS, INC., SONY MUSIC ENTERTAINMENT INC., WARNER BROS. RECORDS INC., ARISTA RECORDS INC., ATLANTIC RECORDING CORPORATION, BMG MUSIC D/B/A THE RCA RECORDS LABEL, CAPITOL RECORDS, INC., ELEKTRA ENTERTAINMENT GROUP, INC., INTERSCOPE RECORDS, AND SIRE RECORDS GROUP INC., Plaintiffs, vs. MP3.COM, INC., Defendant, Case No. 00 Civ. 0472 (JSR).

        b) Each of the Parties to this Settlement Agreement desire to permanently settle and resolve any and all claims, disputes, issues or matters that exist between them as of the date of this Settlement Agreement and to dismiss with prejudice the Litigation.

        c) NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and subject to the terms and conditions set forth below, the Parties desire to, and hereby do, resolve their differences and agree as follows:

2.      SETTLEMENT TERMS:

        a) In consideration hereof, concurrently with the execution hereof and of the License Agreement referred to in subparagraph (e) below, and the execution and filing of the Dismissal With Prejudice of the Litigation as described hereinbelow MP3 will pay Company the sum of [* * *] by wire transfer as follows:
                [* * *].

        b)      [* * *]


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                [* * *]

                i)      [* * *]

                ii)     [* * *]

                        a)      Sony Music Entertainment, Inc., - [* * *];

                        b)      Warner Music Group, Inc. - [* * *];

                        c)      UMG Recordings, Inc. - [* * *]; and

                        d)      EMI Records Group - [* * *].

                iii)    [* * *]

        c) For the consideration set forth hereinabove, Company also hereby agrees that the master recordings previously copied by MP3 which are owned or controlled by Company shall be deemed to have been copied with Company's consent.

        d)      [* * *]


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                [* * *].

        e) It specifically is understood that the term "Company" shall include any corporation or other entity controlling, or controlled by, or under common control therewith, [* * *].

        f) Concurrently herewith, Company and MP3 are entering into a License Agreement in the form annexed hereto as Exhibit A (the "License Agreement").

3.      RELEASES

        a) Company Release. Company, on behalf of itself and its heirs, agents, employees, representatives, partners, owners, related entities, officers, parents, shareholders, directors, subsidiaries, affiliates, attorneys, transferees, predecessors, successors, and assigns does hereby irrevocably release, acquit and forever discharge MP3 and each of its respective heirs, agents, employees, representatives, partners, owners, related entities, officers, parents, shareholders, directors, subsidiaries, parents, subsidiaries, divisions, affiliates, officers, directors, shareholders, investors, family members, attorneys, transferees, predecessors, successors, and assigns, jointly and severally (the "MP3 Releasees"), of and from any and all debts, suits, claims, actions, causes of action, controversies, demands, rights, damages, losses, expenses, costs, attorneys' fees, compensation, liabilities and obligations whatsoever (hereinafter referred to collectively as "Claims"), suspected or unsuspected, known or unknown, foreseen or unforeseen, arising at any time up to and including the date of this Settlement Agreement, which Company may now have or at any time heretofore may have had, or which at any time hereafter may have or claim to have against the MP3 Releasees, relating to, arising from, or concerning the MyMP3 service, the Litigation or the subject matter thereof (hereinafter "Released Claims").

        b) MP3 Release. MP3, on behalf of itself and its heirs, agents, employees, representatives, partners, owners, related entities, officers, parents,


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

                shareholders, directors, subsidiaries, affiliates, attorneys, transferees, predecessors, successors, and assigns does hereby irrevocably release, acquit and forever discharge Company and each of its respective heirs, agents, employees, representatives, partners, owners, related entities, officers, parents, shareholders, directors, subsidiaries, affiliates, attorneys, transferees, predecessors, successors, and assigns, jointly and severally (the "Company Releasees"), of and from any and all debts, suits, claims, actions, causes of action, controversies, demands, rights, damages, losses, expenses, costs, attorneys' fees, compensation, liabilities and obligations whatsoever (hereinafter referred to collectively as "Claims"), suspected or unsuspected, known or unknown, foreseen or unforeseen, arising at any time up to and including the date of this Settlement Agreement, which MP3 may now have or at any time heretofore may have had, or which at any time hereafter may have or claim to have against the Company Releasees, relating to, arising from, or concerning the MyMP3 service, the Litigation or the subject matter thereof and any counter claims which MP3 could have asserted in connection with the Litigation (hereinafter "Released Claims").

        c) Statutory Waiver. With respect to the Released Claims, all rights under California Civil Code Section 1542 (and any other law of similar effect), are hereby expressly waived by the Parties, and each of them, notwithstanding any provision to the contrary. Section 1542 provides as follows:

                        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the Release, which if known by him must have materially affected his settlement with the debtor."

        d) The Parties, and each of them, and their representatives, heirs and assigns expressly waive and release any right or benefit which they have or may have under Section 1542 of the Civil Code of the State of California, to the fullest extent that they may waive all such rights and benefits pertaining to the matters released herein. It is the intention of the Parties, and each of them, through this Settlement Agreement, and with the advice of counsel, to fully, finally and forever settle and release all such matters, and all claims relative thereto, in furtherance of such intention.

        e) Dismissal With Prejudice. Company, concurrently with the execution and delivery hereof and payment of the sum described in 2(a) above, shall execute, file and deliver to MP3 a Dismissal With Prejudice of the Litigation, in the form annexed hereto as Exhibit B.


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

4.      NOTICES

        a) Any notice, demand, request, consent, approval, or communication that either Party desires or is required to give to the other Party is ordered to be addressed and served on or delivered to the other Party at the address set forth below. Any Party may change his/his/its address by notifying the other Parties of their change of address(es) in writing.

                i)      The addresses for MP3 are as follows:

                        MP3.com, Inc.
                        4790 Eastgate Mall
                        San Diego, CA 92121
                        Attn: General counsel and VP Legal

                        With simultaneous copies to:

                        Gary Stiffelman, Esq.
                        Ziffren, Brittenham, Branca & Fischer
                        1801 Century Park West
                        Los Angeles, CA 90067

                ii)     The address for Company is as follows:

                        BMG Entertainment
                        Broadway
                        43rd Floor
                        New York, NY 10036-4098
                        Attn: Senior Vice President and General Counsel

5.      MISCELLANEOUS PROVISIONS

        a) In order to carry out the terms and conditions of this Settlement Agreement, the Parties agree to promptly execute upon reasonable request any and all documents and instruments consistent herewith necessary to effectuate the terms of this Settlement Agreement.

        b) By entering into this Settlement Agreement, no Party admits or acknowledges that they committed any wrongdoing on their part.

        c) This Settlement Agreement and any controversy which might arise therefrom shall in all respects be interpreted, enforced and governed by the laws of the


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                State of New York applicable to agreements made and to be fully performed therein. All parties consent to the sole and exclusive personal jurisdiction and venue in the United States District Court for the SDNY, and agree that all disputes or litigation regarding this Settlement Agreement shall be submitted to and determined by said court which shall have sole and exclusive jurisdiction. Subsequent changes in New York law or federal law through legislation or judicial interpretation that creates or finds additional or different rights and obligations of the Parties shall not affect this Settlement Agreement.

        d) This Settlement Agreement, together with the License Agreement, is the entire agreement between the Parties with respect to the Released Claims or subject matter of this Settlement Agreement and supersedes all prior and contemporaneous oral and written agreements and discussions pertaining to the Released Claims or subject matter of this Settlement Agreement. This Settlement Agreement may be amended only by a written agreement executed by each of the Parties hereto. No breach of the License Agreement may or shall be deemed a breach of this Settlement Agreement.

        e) No breach of any provision hereof can be waived unless in writing signed by the party to be charged with such a waiver. Waiver of any one breach of any provision hereof shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

        f) This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and his/his/its respective heirs, agents, employees, representatives, partners, parents, subsidiaries, divisions, affiliates, officers, related entities, licensees, directors, shareholders, investors, attorneys, transferors, transferees, predecessors, successors, trustees in bankruptcy, and assigns and each and every entity which now or ever was a division, parent, successor, predecessor, division, affiliate, officer, director, shareholder, investor, employee, attorney, transferor, transferee, or subsidiary for each Party and its respective legal successors and assigns.

        g) The Parties represent and warrant that each of them have not assigned all or any portion of any claim pertaining to the Released Claims to any person or entity. In the event any claims are made by any third persons or entities based upon any purported assignment or any such liens or claims are asserted in connection with the Released Claims or proceeds of the Settlement Agreement, then the Party who has breached his representation or warranty contained herein agrees to indemnify and hold harmless the other Party from any said claims being made.


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

        h) In the event that any covenant, condition or other provision herein contained is held to be invalid, void or illegal by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Settlement Agreement and shall in no way affect, impair or invalidate any other covenant, condition or other provision herein contained. If such condition, covenant or other provisions shall be deemed invalid due to its scope or breadth, such covenant, condition or other provision shall be deemed valid to the extent of the scope or breadth permitted by law.

        i) Each of the Parties hereto represent and declare that in executing this Settlement Agreement, they rely solely upon their own judgment, belief and knowledge, and on the advice and recommendations of their own independently selected counsel, concerning the nature, extent and duration of their rights and claims and that they have not been influenced to any extent whatsoever in executing the same by any representations or statements covering any matters made by any of the Parties hereto or by any person representing them or any of them. The Parties acknowledge that no Party hereto nor any of their representatives have made any promise, representation or warranty whatsoever, written or oral to any other party, as any inducement to enter into this Settlement Agreement, except as expressly set forth in this Settlement Agreement.

        j) The Parties hereto or responsible officer or representative thereof, and each of them, further represent and warrant that they have carefully read this Settlement Agreement and know and understand the contents hereof, and that they signed this Settlement Agreement freely and voluntarily and have had the benefit of the advice of legal counsel before executing this Settlement Agreement. Each of the representatives executing this Settlement Agreement on behalf of their respective corporations or partnerships is empowered to do so and thereby binds his respective corporation or partnership. The Parties hereto acknowledge and agree that this Settlement Agreement shall be deemed to have been drafted jointly by all Parties hereto. Ambiguities shall not be construed against the interest of either party by reason of it having drafted all or any part of this Settlement Agreement.

        k) This Settlement Agreement may be executed in counterparts and when each Party has signed and delivered at least one such counterpart to each of the other Parties, each counterpart shall be deemed an original, and all counterparts taken together shall constitute one and the same agreement, which shall be binding and effective as to all Parties. This Settlement Agreement may be executed via facsimile signatures, which shall have the same force and effect as if they were original signatures to be followed by executed originals.


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

        l) Each party hereto warrants and represents that it has all necessary right, title, and authority to enter into this Settlement Agreement, to grant the rights and interests herein granted, and to perform all of its obligations under this Settlement Agreement.

        m) The provisions and existence of this Settlement Agreement (a) may not be cited by any party hereto as an admission of any issue of fact or law; and (b) shall not be disclosed to any third party or entity, except (i) as required by law or regulation, (ii) to the parties respective professional advisors and executives on a "need to know" basis, provided that such parties agree to be bound by these confidentiality provisions, and (iii) the Internal Revenue Service, or any state or municipal taxing authority or other regulatory body having jurisdiction. [* * *] It is understood and agreed that if the foregoing provision is breached by any party hereto, the non-breaching parties may be entitled to injunctive or other equitable relief to prevent such a breach. Any non-breaching party seeking such injunctive relief will not be obligated to secure any bond or give any security in connection with the application for such relief. The right to seek injunctive relief under this paragraph shall be in addition to all other rights, remedies and forms of relief which may be available. In furtherance of the foregoing, any and all press releases relating to the subject matter hereof shall not be released until approved in writing by Company's Senior Vice President, World Wide Marketing or Senior Vice President and General Counsel; provided, the parties agree than a press release with respect to this Settlement Agreement shall be mutually agreed and issued within a reasonable period after execution hereof. // // // // //


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

        IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement on the date(s) written beside his/his/its name, respectively.

                                          BMG Music d/b/a BMG Entertainment


Dated:                                    By:  //signed//
      --------------------                   -----------------------------------
                                          Its:
                                              ----------------------------------


Dated:                                    MP3.com, Inc.
      --------------------

                                          By:  //signed//
                                             -----------------------------------
                                          Its:
                                              ----------------------------------


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
              EXHIBIT A TO SETTLEMENT AGREEMENT - LICENSE AGREEMENT


                                  MP3.com, Inc.
                               4790 Eastgate Mall
                               San Diego, CA 92121

                                   May 2, 2000


BMG Entertainment
1540 Broadway
New York, NY 10036-4098
Attn: Senior Vice President and General Counsel

Gentlepersons:

This letter, when and if fully executed, will set forth the basic terms of the license agreement between ("Company" or "you", which terms are deemed to include all of Company's Affiliates) and MP3.com, Inc. ("MP3", "us" or "we"), with respect to your licensing certain rights to us on the following terms:

1. DEFINITIONS:

        a)      [* * *]

                [* * *].

        b) "Affiliate": Any corporation or other person or entity controlling, or controlled by, or under common control with a party or Person, as the case may be. It expressly is acknowledged that [* * *] is not an Affiliate of Company.

        c) "Artist": A recording artist, record producer, or other third party entitled to a royalty or other participation in revenues derived from the exploitation of Company Recordings, subject to paragraph 2(f) below.

        d)      "Beam It": [* * *]

        e)      "Company Album": [* * *]

        f)      "Company Master": [* * *]

        g)      "Company Recordings": [* * *]

        h)      "Company Shelf": [* * *]

                [* * *].

        i)      "Download" or "Downloading": [* * *].

        j)      [* * *].

        k)      "Instant Listen": [* * *].

        l) "Internet": A medium consisting of wired or wireless electronic or electromagnetic networks (including without limitation, fiber optic, microwave, twisted-pair copper wires, coaxial cable, satellite, wireless transmission, cellular networks, and combinations thereof) and collections thereof now or hereafter existing, wherever, located, for the transmission from a distant location of digital data (e.g., text, information, graphics, audio, video, or combination of the foregoing), through the use of any protocols or standards now known or hereafter devised (including without limitation, Transmission Control Protocol/Internet Protocol ["TCP/IP"] and subsequent extensions or modifications thereof) from or to electronic devices (e.g., computers [mainframe, desktop, laptop, handheld, etc.], set-top boxes, cable modems, handheld devices, cell phones, televisions, etc.) capable of transmitting or receiving digital data or digital information, irrespective of

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                whether such networks are open or proprietary, public or
                private, or whether a fee is charged or a subscription or membership is required in order to access such networks. "Internet" also includes without limitation the computer network comprising inter-connected networks commonly referred to as the "Internet" and the "World Wide Web." [* * *]

        m)      "Locker": [* * *].

        n) "Locker Owner": The Person who shall have established a particular Locker. Each prospective Locker Owner shall be required to enter the name of an individual as part of the "sign on" process.

        o)      "MyMP3": [* * *].

        p) "Person": Any individual, corporation, partnership or other legal entity.

        q) "Record": Any and all forms of reproductions of audio recordings (e.g., Albums, singles, etc.), now or hereafter known, manufactured or distributed primarily for non-public use, including, without limitation, home use, school use, juke box use, or use in means of transportation including both physical and digitized reproductions.

        r) "Recording": every recording of sound, whether or not coupled with a visual image, by any method and on any substance or material, whether now or hereafter known, which is used or useful in the recording, production and/or manufacture of Records.

        s)      "Stream": [* * *].

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                "Title List(s)": The unique set of Recordings, including Albums and individual master recordings or other copyrightable recordings, accessible from within an individual Locker.

2.      LICENSE:

        a) Company hereby licenses to MP3 the right to make any and all Company Recordings available for inclusion on Title Lists in accordance with the methods set forth herein and to do the following:

                i) The right to make a number of copies of Company Recordings employing any compression technologies selected by MP3 as may reasonably be needed in order to create a database of recorded music which Locker Owners can access only via the methods described herein.

                ii) The right to use the names and tradenames of Company and its Affiliates (as same appear on Company Recordings), the titles of Company Albums and Company Masters, the names and approved likenesses of any Artists or other Persons rendering services or granting rights to Company with respect to recordings embodied on Company Recordings on an informational basis and as a part of any and all Title Lists and Lockers (it being understood that any Album cover artwork shall be deemed approved for purposes hereof). MP3 also shall have the right to use any of said materials, with Company's reasonable approval, in the promotion, marketing and advertising of MyMP3. With respect to the use of artist-related material for the promotion, marketing and advertising of MyMP3, Company will not be deemed to be acting unreasonably in refusing to consent based on artist relations concerns. The use of the foregoing names and tradenames will not be used in a manner which would suggest or imply an endorsement of MP3 or MyMP3.

        b) MP3 covenants and agrees that Company Recordings can be added to or inserted in an individual Locker only as follows:

                i) Via MP3's "Instant Listen" system (or any equivalent system established by MP3), or

                ii) Via MP3's "Beam-it" system (or any equivalent system established by MP3).

        c)      [* * *]

                [* * *].

        d)      [* * *]

        e) It is agreed that rights to musical compositions, or to use the names and other identification in their capacity as songwriters or music publishers, are not being conveyed herein.

        f)      [* * *]

3.      EXCLUSIVITY: The rights granted to MP3 hereunder shall be non-exclusive.

4.      TERM AND TERRITORY:

        a)      The territory shall be [* * *]

        b) The term of this license shall commence forthwith and shall continue until [* * *]

5. CONSIDERATION:In consideration of this license, Company shall receive the following:

        a) Concurrently with the execution hereof and the execution by Company of a Settlement Agreement and the filing of a dismissal with prejudice by Company insofar as Company is concerned in respect of the following lawsuit: UMG RECORDINGS, INC., SONY MUSIC ENTERTAINMENT INC., WARNER BROS. RECORDS INC., ARISTA RECORDS INC., ATLANTIC RECORDING CORPORATION, BMG MUSIC D/B/A THE RCA RECORDS LABEL, CAPITOL RECORDS, INC., ELEKTRA ENTERTAINMENT GROUP, INC., INTERSCOPE RECORDS, AND SIRE RECORDS GROUP INC., Plaintiffs, vs. MP3.COM, INC., Defendant, Case No. 00 Civ. 0472 (JSR), MP3 will pay Company [* * *].

        b)      [* * *]

        c)      [* * *]

        d)      [* * *]

        e)      [* * *]

                [* * *]

        f)      [* * *]

6.      COMPANY SHELF:[* * *]

        [* * *]

7.      ACCOUNTINGS:

        a) MP3 will compute the sums due Company under paragraphs 5(b), 5(c) and 5(e) as of each March 31, June 30, September 30 and December 31 after the date hereof. Within ninety-(90) days after each calendar quarterly period , MP3 will send Company a statement covering sums due hereunder and shall concurrently pay Company any sums shown due thereunder..

        b) MP3 will maintain books and records with respect to sums payable to Company hereunder, including, for example, calculations with respect to the definition of Adjusted Gross Revenues. Company may, at its own expense no more than once per calendar year, examine and copy those books and records, as provided in this paragraph. Company may make such an examination for a particular statement within three (3) years after the date when MP3 sends Company the statement concerned. Company shall only have the right to institute suit with respect to a particular statement within three and one-half (3-1/2) years after the rendition thereof. Company may make those examinations only during MP3's usual business hours, and at the place where it keeps the books and records. Such books and records shall be kept at the MP3 office in San Diego, California, unless otherwise notified. Company will be required to notify MP3 at least ten (10) days before the date of planned examination. No audit shall exceed 30 consecutive days. If an audit reveals an underpayment which the parties agree or which is determined by a court of competent jurisdiction to be greater than 10% of the total amount payable throughout the applicable period of the audit, MP3 shall reimburse Company for its reasonable audit costs.

        c) MP3 shall provide Company information setting forth [* * *] MP3 will work in good faith with Company to develop formats for MP3's accounting statements which will assist Company in accounting to Artists with respect to the exploitation by MP3 of Company Recordings.

8. AUTHORITY TO CONTRACT: Each party represents and warrants to the other party that such party has the full legal right, power and all authority and approval required to enter into, execute and deliver this Agreement, to grant the rights and licenses herein granted and fully to perform its obligations hereunder. Company represents that no third party consent is required to grant to MP3 the rights and licenses herein granted. Company will be responsible for payment of any sums due [* * *]. MP3 will be responsible for the payment of sums due [* * *]. MP3 warrants that it has the right to the software and methodologies used in connection with MyMP3 and that MP3's use thereof will not result in any liability of Company to third parties other than [* * *] as described herein. [* * *] This Agreement has been duly authorized, executed and delivered by such party and constitutes the valid and binding obligation of such party enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

9. INDEMNITY: Each party hereby agrees to hold harmless and indemnify the other party from any and all damages, liabilities, costs, losses and expenses (including costs and reasonable attorneys' fees) arising out of or connected with any claim, demand or action (collectively referred to as a "Claim") which:

        a) If proven, would constitute a breach of any of the warranties, representations or covenants made by the indemnifying party in this Agreement, and

        b) is reduced to a final, adverse judgment or settled with the indemnified party's consent, which consent shall not unreasonably be withheld. The indemnifying party agrees to reimburse the indemnified party, on demand, for any payment made by the indemnified party at any time with respect to any such damage, liability, cost, loss or expense to which the foregoing indemnity applies.

        c) The indemnified party shall promptly notify the indemnifying party of any action commenced on such a claim. The indemnifying party in respect of any claim shall have the right to control the prosecution, defense, settlement or compromise thereof; provided that the indemnified party will be entitled, at its sole cost and expense, to participate therein with counsel of its own choosing. The indemnifying party's decisions, however, in connection with any such claim shall be final and binding, except that the indemnifying party will not be entitled, without the indemnified party's prior written consent (which the indemnified party may withhold in its sole discretion) to agree to the imposition of any equitable relief applicable to such indemnified party.

10. NOTICES: All notices to be given hereunder shall be sent to the applicable address set forth on page 1 hereof or at such other address as shall be designated in writing from time to time by the party receiving notice. Company shall send a copy of each such notice to MP3 to Ziffren, Brittenham, Branca & Fischer, LLP., 1801 Century Park West, Los Angeles, California 90067,
        Attn: Gary Stiffelman, Esq. MP3 shall send a copy of each notice to Company to Company's Senior Vice President, Worldwide Marketing at BMG Entertainment, 1540 Broadway, NY, NY 10036. All notices shall be in writing and shall either be served by personal delivery, registered or certified mail, return receipt requested,, all charges prepaid. Except as otherwise provided herein, such notices shall be deemed given when personally delivered or mailed, all charges prepaid, except that notices of change of address shall be effective only after the actual receipt thereof.

11.     MISCELLANEOUS:

        a) This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance.

        b) Each party shall have the right to assign this Agreement and any or all of its rights and obligations hereunder only to a Person owning or acquiring all or substantially all of its stock or assets. No such assignments shall relieve the assignor of any of its obligations hereunder. Any purported assignment in violation of this subparagraph shall be void.

        c) This Agreement shall be binding upon and inure to the benefit of the parties, their permitted assigns and the respective successors and legal representatives of the foregoing.

        d) THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES UNDER NEW YORK
                LAW). THE NEW YORK COURTS (STATE AND FEDERAL), SHALL HAVE SOLE JURISDICTION OF ANY CONTROVERSIES REGARDING THIS AGREEMENT; ANY ACTION OR OTHER PROCEEDING WHICH INVOLVES SUCH A CONTROVERSY SHALL BE BROUGHT IN THOSE COURTS IN NEW YORK COUNTY AND NOT ELSEWHERE PROVIDED, HOWEVER, IF COMPANY IS SUED OR JOINED IN ANY OTHER COURT OR FORUM (INCLUDING AN ARBITRATION PROCEEDING) IN RESPECT OF ANY MATTER WHICH MAY GIVE RISE TO A CLAIM BY RCA HEREUNDER, COMPANY AND MP3 CONSENT TO THE JURISDICTION OF SUCH COURT OR FORUM OVER ANY SUCH CLAIM WHICH MAY BE ASSERTED. THE

                PARTIES WAIVE ANY AND ALL OBJECTIONS TO VENUE IN THOSE COURTS AND HEREBY SUBMIT TO THE JURISDICTION OF THOSE COURTS. ANY PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY, AMONG OTHER METHODS, BE SERVED UPON MP3 BY DELIVERING IT OR MAILING IT, BY REGISTERED OR CERTIFIED MAIL, DIRECTED TO THE ADDRESS DESIGNATED PURSUANT TO PARAGRAPH 10 ABOVE. ANY SUCH DELIVERY OR MAIL SERVICE SHALL BE DEEMED TO HAVE THE SAME FORCE AND EFFECT AS PERSONAL SERVICE WITHIN THE STATE OF NEW YORK. Except as is specifically provided herein, nothing in this Agreement is intended to confer on any person not a party hereto any rights or remedies under this Agreement.

        e) Neither party shall be deemed to be in breach of any of its obligations hereunder unless and until the other party shall have given specific written notice in accordance with paragraph 10 above, describing in detail the breach and the allegedly breaching party shall have failed to cure that breach within thirty (30) days (fifteen (15) days with respect to payment of monies) after its receipt of that written notice.

        f) This Agreement may be executed in counterparts and when each Party has signed and delivered at least one such counterpart to each of the other Parties, each counterpart shall be deemed an original, and all counterparts taken together shall constitute one and the same agreement, which shall be binding and effective as to all Parties. This Agreement may be executed via facsimile signatures, which shall have the same force and effect as if they were original signatures to be followed by executed originals.

        g) The Parties hereto acknowledge and agree that this Agreement shall be deemed to have been drafted jointly by all Parties hereto. Ambiguities shall not be construed against the interest of either party by reason of it having drafted all or any part of this Agreement.

        h) The provisions and existence of this agreement: (a) may not be cited by any party hereto as an admission of any issue of fact or law; and (b) shall not be disclosed to any third party or entity, except (i) as required by law or regulation, (ii) to the parties respective professional advisors and executives on a "need to know" basis, provided that such parties agree to be bound by these confidentiality provisions, and (iii) the Internal Revenue Service, or any state or municipal taxing authority or other regulatory body having jurisdiction. [* * *] It is understood and agreed that if the foregoing provision is breached by any party hereto, the non-breaching parties may be entitled to injunctive or other equitable relief to prevent such a breach. Any non-breaching party seeking such injunctive relief will not be obligated to secure any bond or give any security in connection with the application for such relief. In furtherance of the foregoing, any and all press releases relating to the subject matter hereof shall not be released until approved in writing by Company's Senior Vice President, World Wide Marketing or Senior Vice President and General Counsel; provided, the parties agree that a press release with respect to this Agreement shall be mutually agreed and issued within a reasonable period after execution hereof.

12.     [* * *]


        Please indicate your acceptance of the above terms by signing in the space indicated below.

                                             Very truly yours,

                                             MP3.COM, INC.


                                             By:  //signed//
                                                -----------------------------
AGREED AND ACCEPTED:
BMG Entertainment


By:      //signed//
    -----------------------------

                         EXHIBIT A TO LICENSE AGREEMENT

                                     [* * *]

                         EXHIBIT B TO LICENSE AGREEMENT

                                     [* * *]

          EXHIBIT B TO SETTTLEMENT AGREEMENT - DISMISSAL WITH PREJUDICE

                                   EXHIBIT B

                          UNITED STATES DISTRICT COURT
                     FOR THE SOUTHERN DISTRICT OF NEW YORK


--------------------------------------
UMG RECORDINGS, INC., SONY MUSIC
ENTERTAINMENT INC., WARNER BROS.
RECORDS INC., ARISTA RECORDS INC.,
ATLANTIC RECORDING CORPORATION, BMG
MUSIC d/b/a THE RCA RECORDS LABEL,
CAPITOL RECORDS, INC, ELEKTRA
ENTERTAINMENT GROUP INC., INTERSCOPE
RECORDS, and SIRE RECORDS GROUP INC.,               Case No.: 00 CIV. 0472 (JSR)

                           Plaintiffs,

       v.

MP3.COM, INC.,

                            Defendant.
--------------------------------------

             STIPULATION OF DISMISSAL WITH PREJUDICE OF PLAINTIFFS
         BMG MUSIC d/b/a THE RCA RECORDS LABEL AND ARISTA RECORDS INC.

        Plaintiffs BMG Music d/b/a The RCA Records Label and Arista Records Inc. and defendant MP3.com, Inc. hereby stipulate that all claims of plaintiffs BMG Music d/b/a The RCA Records Label and Arista Records Inc. herein are dismissed with prejudice, pursuant to rule 41 of the Federal Rules of Civil Procedure. Plaintiffs BMG Music d/b/a The RCA Records Label and Arista Records Inc. and defendant MP3.com, Inc. shall bear their own costs and expenses, including attorneys' fees.

Dated:  New York, New York
        June 8, 2000

                                        ARNOLD & PORTER

                                        By: /s/ ROBERT A. GOODMAN
                                           -------------------------------
                                                Robert A. Goodman
                                                399 Park Avenue

                                    New York, NY 10022
                                    (212) 715-1000
                                         -and-
                                    Hadrian R. Katz
                                    555 Twelfth Street, N.W.
                                    Washington, D.C., 20004
                                    (202) 942-5000

                                    Counsel for Plaintiffs
                                    BMG Music d/b/a The RCA Records Label
                                    and Arista Records Inc.


                                    COOLEY GODWARD LLP


                                    By: /s/ MICHAEL G. RHODES
                                        -------------------------------
                                        Michael G. Rhodes (MR-0426)
                                        4365 Executive Drive
                                        New York, NY 10103
                                        (212) 506-5000

                                               -and-

                                        ORRICK, HERRINGTON & SUTCLIFFE LLP


                                    By: /s/ JEFFREY A. CONCIATORI
                                        --------------------------------
                                        Jeffrey A. Conciatori
                                        666 Fifth Avenue
                                        Suite 1100
                                        San Diego, CA 92121
                                        (858) 550-6000

                                        Counsel for Defendant
                                        MP3.com, Inc.


So ordered:


-----------------------------------
United States District Judge


                                       2